UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 29, 2018

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On July 24, 2018, Endurance Exploration Group, Inc. (“Endurance” or the “Company”), operating through its previously announced joint venture, Swordfish Partners (the “Joint Venture”), initiated an admiralty action In the United States District Court for the Middle District of Florida (the “Court”) under case number 8:18-cv-1808-T-33SPF, against what the Company believes is the S.S. North Carolina (the “Vessel”), her hull, cargo, tackle, boilers, machinery and appurtenances, seeking to become the substitute custodian, replacing its joint venture partner, Deep Blue Exploration, LLC, doing business as Marex (“Marex”), a Tennessee limited liability company, in its role as custodian.  The Vessel is located approximately 18 nautical miles east of Myrtle Beach, South Carolina.

The Company wishes to announce that on August 22, 2018, the Court entered an Order Appointing Substitute Custodian, finding that the Joint Venture was duly qualified to serve as substitute custodian of the artifacts and objects recovered from the S.S. North Carolina, and directing the United States Marshal for the Middle District of Florida to surrender possession of the vessel to the Joint Venture.  The Court reserved jurisdiction for future orders relating to the sale of the salvaged artifacts and objects.

Additional information, including video and sonar imagery will be posted to the Company’s website and Facebook page in the coming weeks.  That information is available at the following sites:

www.eexpl.com

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “will,” or “plans” to be uncertain and forward looking.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated.  The information contained in this release is as of August 29, 2018.  Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: August 29, 2018	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

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